Supplement dated Jan. 11, 2006*
                     to the Prospectuses dated Oct. 11, 2005
       RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity/ RiverSource Retirement Advisor Select Plus(SM) Variable Annuity S-6273 G (10/05)

In the "Expense Summary - Annual Operating Expenses of the Funds" section of the prospectus, in the table for "Total annual operating expenses for each fund underlying RAVA Advantage Plus and RAVA Select Plus," the following information has been added:

                                                                                                 Gross total
                                                    Management       12b-1         Other           annual
Fund name                                              fees           fees        expenses        expenses
Wells Fargo Advantage Small Cap Growth Fund            .75%           .25%         .24%           1.24%(23)

(23) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2006 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.20% for Wells Fargo Advantage Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.


In the "Variable Account and the Funds" section of the prospectus, in the Funds table, the following information has been added:

----------------------- ----------------------------------------------- -------------------------------------
Wells Fargo Advantage   Long term capital appreciation. Focus is on     Wells Fargo Funds Management, LLC,
Small Cap Growth Fund   companies believed to have above average        adviser; Wells Capital Management
                        growth potential or that may be involved in     Incorporated, subadviser.
                        new or innovative products, services and
                        processes. Invests principally in securities
                        of companies with market capitalizations
                        equal to or lower than the company with the
                        largest market capitalization in the Russell
                        2000 Index, which is considered a small
                        capitalization index that is expected to
                        change frequently.
----------------------- ----------------------------------------------- -------------------------------------

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6273-8 A (1/06)
*Valid until next prospectus update.